UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 9, 2010
GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado	80215

(Address of principal executive offices)	(Zip Code)
(303) 238-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment to Form 8-K is filed by Global Med Technologies, Inc. (the “Company”) to amend the contents of the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on March 10, 2010 (the “Original Form 8-K”). The Original Form 8-K was filed under the incorrect item number. The contents of the Company’s press release filed as an exhibit to the Original Form 8-K have not changed.
Item 2.02 Results of Operations and Financial Condition.
On March 9, 2010, the Company issued a press release reporting its results for the fourth fiscal quarter and fiscal year ended December 31, 2009. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release, issued by Global Med Technologies, Inc., dated March 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.
By:	/s/ Michael I. Ruxin, M.D.
Michael I. Ruxin, M.D.
Chairman and Chief Executive Officer

Date: March 17, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Global Med Technologies, Inc., dated March 9, 2010.